UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 27, 2003




                 Integrated Defense Technologies, Inc.
       (Exact name of registrant as specified in its charter)


      Delaware                  001-31235                   13-4027646
 (State or other              (Commission               (I.R.S. Employer
   jurisdiction               File Number)             Identification No.)
  of incorporation)


            110 Wynn Drive                            35805
          Huntsville, Alabama                      (Zip Code)
 (Address of Principal Executive Offices)

   Registrant's telephone number, including area code      (256) 895-2000



                              No Change
    (Former name or former address, if changed since last report)




Item 5.   Other Events and Regulation FD Disclosure

	  On February 27, 2003, Integrated Defense Technologies, Inc. (the "Company") issued a press release announcing that the Company has retained Bear, Stearns & Co. Inc. to assist the Company's Board of Directors in evaluating strategic alternatives in order to maximize shareholder value. A copy of this press release is attached hereto as Exhibit 99.1.



Item 7.   Financial Statements and Exhibits


    	  (c) Exhibits

NO.
---
99.1	Press release, dated February 27, 2003









                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					INTEGRATED DEFENSE TECHNOLOGIES, INC.


Date:  February 28, 2003     		By:  /s/ John W. Wilhoite
					-------------------------------
                         		Name:  John W. Wilhoite
                         		Title: Vice President of Finance and
					       Chief Financial Officer